UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2026

ACRES Commercial Realty Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-32733	20-2287134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 RXR Plaza
Uniondale, New York		11556
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 516 535-0015

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock ATM Program

On September 3, 2026, ACRES Commercial Realty Corp., a Maryland corporation (the “Company”), entered into an Equity Distribution Agreement (the “Common Distribution Agreement”) between the Company and Raymond James & Associates, Inc. (the “Common Sales Agent”). Under the terms of the Common Distribution Agreement, the Company may offer and sell up to $50 million of its shares (the “Common Shares”) of its common stock, par value $0.001 per share (“Common Stock”) from time to time through the Common Sales Agent.

Pursuant to the Common Distribution Agreement, the Common Shares may be offered and sold through the Common Sales Agent in transactions deemed to be “at-the-market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the NYSE or any other existing trading market for our common stock, or negotiated transactions, or as otherwise agreed with the Common Sales Agent, including in block transactions or any other method permitted by law. Under the Common Distribution Agreement, the Common Sales Agent will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Common Shares as directed by the Company, subject to certain terms and conditions set forth in the Common Distribution Agreement. Under the Common Distribution Agreement, the Company will pay the Common Sales Agent a commission not to exceed 2.0%of the gross sales price of Common Shares sold through it. The Common Distribution Agreement contains customary representations, warranties and agreements of the Company and customary conditions to completing future sale transactions, indemnification and contribution rights and obligations of the parties and termination provisions.

Common Shares sold under the Common Distribution Agreement, if any, will be issued pursuant to the Company’s registration statement on Form S-3 (No. 333-278433), and a related prospectus, dated April 1, 2024, as supplemented by the prospectus supplement, dated September 3, 2026, as the same may be amended or supplemented, under the Securities Act.

The foregoing description of the Common Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Common Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The opinion of Womble Bond Dickinson LLP relating to the legality of the Common Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Preferred Stock ATM Program

On September 3, 2026, the Company entered into an Equity Distribution Agreement (the “Preferred Distribution Agreement”) by and among the Company and Seaport Global Securities LLC (the “Preferred Sales Agent”). Under the terms of the Preferred Distribution Agreement, the Company may offer and sell up to 2,980,000 shares of its 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) and up to 2,192,143 shares of its 7.875% Series D Cumulative Redeemable Preferred Stock (the “Series D Preferred Stock” and together with the Series C Preferred Stock, the “Preferred Stock”) (the “Preferred Shares”) from time to time through the Preferred Sales Agent. This Preferred Distribution Agreement replaces the prior equity distribution agreement among the Company and Jones Trading Institutional Services LLC (“Jones Trading”), dated October 4, 2021 (“Prior Preferred Distribution Agreement”).

Pursuant to the Preferred Distribution Agreement, the Preferred Shares may be offered and sold through the Preferred Sales Agent in transactions deemed to be “at-the-market” offerings as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on or through the NYSE or any other existing trading market for our Preferred Stock, or negotiated transactions, or as otherwise agreed with the Preferred Sales Agent, including in block transactions or any other method permitted by law. Under the Preferred Distribution Agreement, the Preferred Sales Agent will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Preferred Shares as directed by the Company, subject to certain terms and conditions set forth in the Preferred Distribution Agreement. Under the Preferred Distribution Agreement, the Company will pay the Preferred Sales Agent a commission not to exceed 2.0% of the gross sales price of Preferred Shares sold through it. The Preferred Distribution Agreement contains customary representations, warranties and agreements of the Company and customary conditions to completing future sale transactions, indemnification and contribution rights and obligations of the parties and termination provisions.

Preferred Shares sold under the Preferred Distribution Agreement, if any, will be issued pursuant to the Company’s registration statement on Form S-3 (No. 333-278433), and a related prospectus, dated April 1, 2024, as supplemented by the prospectus supplement, dated September 3, 2026, as the same may be amended or supplemented, under the Securities Act.

The foregoing summary of the Preferred Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Preferred Distribution Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K, and incorporated herein by reference.

The opinion of Womble Bond Dickinson LLP relating to the legality of the securities offered by the Preferred Distribution Agreement is filed as Exhibit 5.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 1.02 Termination of a Material Definitive Agreement.

On August 31, 2026, the Company delivered a notice to Jones Trading that terminated the Prior Preferred Equity Distribution Agreement effective as of the close of business on September 1, 2026. Of the 2,200,000 Shares of the Company’s Series D Preferred Stock that the Company could have sold from time to time in at the market offerings under the Prior Preferred Equity Distribution Agreement, the Company sold 7,857 shares of Series D Preferred Stock prior to termination of the Prior Preferred Equity Distribution Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1*	Equity Distribution Agreement, dated September 3, 2026, by and among the Company and Raymond James & Associates, Inc.
1.2*	Equity Distribution Agreement, dated September 3, 2026, by and among the Company and Seaport Global Securities LLC.
5.1	Opinion of Womble Bond Dickinson LLP regarding the legality of the Shares.
5.2	Opinion of Womble Bond Dickinson LLP regarding the legality of the Preferred Shares.
23.1	Consent of Womble Bond Dickinson LLP (included in Exhibit 5.1).
23.2	Consent of Womble Bond Dickinson LLP (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	September 3, 2026	By:	/s/ Jaclyn Jesberger
Jaclyn Jesberger Senior Vice President, Chief Legal Officer and Secretary